                            FORM OF MONTHLY STATEMENT

                  Green Tree Floorplan Receivables Master Trust
                                  Series 1998-2

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1998-2 Supplement dated as of September 1, 1998 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of July 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

      (1) The total amount of the distribution in respect of Class A
      Certificates, per $1,000 original certificate principal amount        4.51
                                                                        --------
      (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
      original certificate principal amount                                 4.51
                                                                        --------

      (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
      original certificate principal amount                                 0.00
                                                                        --------

 B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

      (1) The amount of Class A Investor Charge Offs                        0.00
                                                                        --------

      (2) The amount of Class A Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal
      amount                                                                0.00
                                                                        --------

      (3) The total amount reimbursed in respect of Class A Investor
      Charge Offs                                                           0.00
                                                                        --------

      (4) The amount set forth in paragraph 3 above, per $1,000
      original certificate principal amount                                 0.00
                                                                        --------

      (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
      Amount after giving effect to all transactions on such
      Distribution Date                                                     0.00
                                                                        --------

 C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

      (1) The total amount of the distribution in respect of Class B
      Certificates, per $1,000 original certificate principal amount        4.66
                                                                        --------

      (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
      original certificate principal amount                                 4.66
                                                                        --------

      (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
      original certificate principal amount                                 0.00
                                                                        --------

 D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

      (1) The amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
      Invested Amount                                                       0.00
                                                                        --------

      (2) The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original certificate
      principal amount                                                      0.00
                                                                        --------

      (3) The total amount reimbursed in respect of such reductions in
      the Class B Invested Amount                                           0.00
                                                                        --------

      (4) The amount set forth in paragraph 3 above, per $1,000
      original certificate principal amount                                 0.00
                                                                        --------

      (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
      Amount after giving effect to all transactions on such
      Distribution Date                                                     0.00
                                                                        --------

 E) Information regarding distributions in respect of the Class C Certificates, per $1,000 original certificate principal amount

      (1) The total amount of the distribution in respect of Class C
      Certificates, per $1,000 original certificate principal amount        5.07
                                                                        --------

      (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class C Certificates, per $1,000
      original certificate principal amount                                 5.07
                                                                        --------

      (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class C Certificates, per $1,000
      original certificate principal amount                                 0.00
                                                                        --------

 F) Amount of reductions in Class C Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class C Invested Amount

      (1) The amount of reductions in Class C Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class C
      Invested Amount                                                       0.00
                                                                        --------

      (2) The amount of reductions in the Class C Invested Amount set forth in paragraph 1 above, per $1,000 original certificate
      principal amount                                                      0.00
                                                                        --------

      (3) The total amount reimbursed in respect of such reductions in
      the Class C Invested Amount                                           0.00
                                                                        --------

      (4) The amount set forth in paragraph 3 above, per $1,000
      original certificate principal amount                                 0.00
                                                                        --------

      (5) The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested
      Amount after giving effect to all transactions on such
      Distribution Date                                                     0.00
                                                                        --------


              Green Tree Financial Corporation, as Servicer

              By:      /s/ Timothy R. Jacobson
                 ---------------------------------------------
                 Name:  Timothy R. Jacobson
                 Title: Vice President and Assistant Treasurer



RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                             1,976,459,978.17
Removed Principal Receivables:                                                                        0.00
Additional Principal Receivables:                                                            99,487,831.34
End of the Month Principal Receivables:                                                   2,029,692,699.87
End of the Month Total Receivables:                                                       2,029,692,699.87

Excess Funding Account Balance                                                                        0.00
Aggregate Invested Amount (all Master Trust Series)                                       1,839,100,000.00

End of the Month Transferor Amount                                                           23,781,162.79

DELINQUENCIES AND LOSSES ---
                                                                                            RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                                      1,377,421.69
   61-90 Days Delinquent                                                                        603,101.14
   90+ Days Delinquent                                                                        1,362,495.53
   Total 30+ Days Delinquent                                                                  3,343,018.36

Defaulted Accounts During the Month                                                              53,619.44

INVESTED AMOUNTS ---

Class A Initial Invested Amount                                   440,000,000.00
Class B Initial Invested Amount                                    22,500,000.00
Class C Initial Invested Amount                                    21,250,000.00
Class D Initial Invested Amount                                    16,250,000.00
INITIAL INVESTED AMOUNT                                                                     500,000,000.00

Class A Invested Amount                                           440,000,000.00
Class B Invested Amount                                            22,500,000.00
Class C Invested Amount                                            21,250,000.00
Class D Invested Amount                                            16,250,000.00
INVESTED AMOUNT                                                                             500,000,000.00

Class A Adjusted Invested Amount                                  440,000,000.00
Class B Adjusted Invested Amount                                   22,500,000.00
Class C Invested Amount                                            21,250,000.00
Class D Invested Amount                                            44,285,676.93
ADJUSTED INVESTED AMOUNT                                                                    528,035,676.93

MONTHLY SERVICING FEE                                                                           880,059.46

INVESTOR DEFAULT AMOUNT                                                                          14,480.37

SERIES 1998-2 INFORMATION

SERIES 1998-2 ALLOCATION PERCENTAGE                                                                 27.19%
SERIES 1998-2 ALLOCABLE FINANCE CHARGE                                                        3,922,853.77
SERIES 1998-2 UNREIMBURSED CHARGE-OFFS                                                               0.00%
SERIES 1998-2 ALLOCABLE DEFAULTED AMOUNT                                                         14,577.63
SERIES 1998-2 MONTHLY FEES                                                                      880,059.46
SERIES 1998-2 ALLOCABLE PRINCIPAL COLLECTIONS                                               126,303,488.51
SERIES 1998-2 REQUIRED TRANSFEROR AMOUNT                                                     21,121,427.08
FLOATING ALLOCATION PERCENTAGE                                                                      26.72%


INVESTOR FINANCE CHARGE COLLECTIONS                                                           3,862,489.21
INVESTOR DEFAULT AMOUNT                                                                          14,480.37
PRINCIPAL ALLOCATION PERCENTAGE                                                                     26.72%
AVAILABLE PRINCIPAL COLLECTIONS                                                             124,243,496.89

CLASS A FLOATING ALLOCATION                                                                         22.26%
CLASS A REQUIRED AMOUNT                                                                              0.00%

CLASS B FLOATING ALLOCATION                                                                          1.14%
CLASS B REQUIRED AMOUNT                                                                              0.00%

CLASS C FLOATING ALLOCATION                                                                          1.08%
CLASS D FLOATING ALLOCATION                                                                          2.24%

TOTAL EXCESS SPREAD                                                                           1,640,142.53

YIELD AND BASE RATE---

Base Rate (Current Month)                                                  7.29%
Base Rate (Prior Month)                                                    7.08%
Base Rate (Two Months Ago)                                                 7.04%
THREE MONTH AVERAGE BASE RATE                                                                        7.14%

Series Adjusted Portfolio Yield (Current Month)                            8.74%
Series Adjusted Portfolio Yield (Prior Month)                              8.93%
Series Adjusted Portfolio Yield (Two Months Ago)                           8.46%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                        8.71%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                        22.26%
   Class A Principal Collections                                  103,529,251.95

CLASS B PRINCIPAL PERCENTAGE                                                                         1.14%
   Class B Principal Collections                                    5,294,109.47

CLASS C PRINCIPAL PERCENTAGE                                                                         1.08%
   Class C Principal Collections                                    4,999,992.28

CLASS D PRINCIPAL PERCENTAGE                                                                         2.24%
   Class D Principal Collections                                   10,420,143.19

AVAILABLE PRINCIPAL COLLECTIONS                                   124,243,496.89

REALLOCATED PRINCIPAL COLLECTIONS                                                                     0.00

SERIES 1998-2 PRINCIPAL SHORTFALL                                                                     0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                     0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                              0.00
Deficit Controlled Accumulation Amount                                      0.00
CONTROLLED DEPOSIT AMOUNT                                                                             0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                     0.00


SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                             124,257,977.27
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                          0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                    0.00

BY PRINCIPAL PAYMENTS)

REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                          0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                                          0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                               0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                                0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                                0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                                0.00


              Green Tree Financial Corporation, as Servicer

              By:      /s/ Timothy R. Jacobson
                 ---------------------------------------------
                 Name:  Timothy R. Jacobson
                 Title: Vice President and Assistant Treasurer